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            SECURITIES AND EXCHANGE COMMISSION NOTE: EDITED FOR 81505
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
       Date of Report (date or earliest event reported): August 15, 2005
                          USAA AUTO OWNER TRUST 2005-2
             (Exact name of registrant as specified in its charter)

STATE (or other jurisdiction of   COMMISSION FILE NO.:   IRS EMPLOYEE I.D.:
incorporation):
Delaware                          333-122759-02          N/A

One Rodney Square
920 King St., 1st Floor
Wilmington, Delaware 19801
Telephone No.: (302) 888-7536

Registrant's telephone number: (210) 498-0626

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2b under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. - OTHER EVENTS

On August 15, 2005, the USAA Auto Owner Trust 2005-2 made the distribution to Certificateholders contemplated by the Sale and Servicing Agreement (the "Sale and Servicing Agreement"), dated as of June 1, 2005, between USAA Federal Savings Bank, as Seller and Servicer (the "Bank"), and JP Morgan Chase Bank, National Association, as Indenture Trustee.

A copy of the Certificateholder Report for such Distribution Date delivered pursuant to Section 4.9 of the Sale and Servicing Agreement is being filed as an Exhibit to this Current Report on Form 8-K.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

20. Certificateholder Report, dated August 15, 2005, delivered pursuant to
Section 4.9 of the Sale and Servicing Agreement, dated as of June 1, 2005, between USAA Federal Savings Bank, as Seller and Servicer, and JP Morgan Chase Bank, National Association, as Indenture Trustee.

                                    SIGNATURE

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Bank has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        USAA FEDERAL SAVINGS BANK


                                        /s/ MICHAEL J. BROKER
                                        ----------------------------------------
                                        By: Michael J. Broker
                                        Title: Vice President - Banking Counsel

Date: August 15, 2005



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                                INDEX TO EXHIBITS

Exhibit   Description
-------   -----------
20        Certificateholder Report, dated August 15, 2005, delivered pursuant to
          Section 4.9 of the Sale and Servicing Agreement, dated as of June 1,
          2005, between USAA Federal Savings Bank, as Seller and Servicer, and
          JP Morgan Chase Bank, National Association, as Indenture Trustee.